As filed with the Securities and Exchange Commission on August 8, 2016

Registration Statement No. 333- 211753

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Tallgrass Energy GP, LP

(Exact name of registrant as specified in its charter)

Delaware	47-3159268
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

(913) 928-6060

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Christopher R. Jones

4200 W. 115th Street, Suite 350

Leawood, Kansas 66211

(913) 928-6060

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Mollie Duckworth

Baker Botts L.L.P.

98 San Jacinto Blvd., Suite 1500

Austin, Texas 78701

(512) 322-2551

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 1 is being filed solely for the purpose of filing an exhibit to the Registration Statement on Form S-3 (File No. 333-211753) and no changes or additions are being made hereby to the prospectus which forms a part of the Registration Statement or to Items 14, 15 or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 14, 15 and 17 of Part II of the Registration Statement have been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

(a) Exhibits. The following documents are filed as exhibits to this Registration Statement:

1.1*	Form of Underwriting Agreement.

3.1	Certificate of Limited Partnership of Tallgrass Energy GP, LP, dated February 10, 2015 (incorporated by reference to Exhibit 3.1 to Tallgrass Energy GP, LP’s Registration Statement on Form S-1 filed February 24, 2015).

3.2	Amended and Restated Limited Partnership Agreement of Tallgrass Energy GP, LP, dated May 12, 2015 (incorporated by reference to Exhibit 3.1 to Tallgrass Energy GP, LP’s Current Report on Form 8-K filed May 12, 2015).

3.3	Certificate of Formation of TEGP Management, LLC, dated February 10, 2015 (incorporated by reference to Exhibit 3.3 to Tallgrass Energy GP, LP’s Registration Statement on Form S-1 filed February 24, 2015).

3.4	Amended and Restated Limited Liability Company Agreement of TEGP Management, LLC, dated May 12, 2015 (incorporated by reference to Exhibit 3.2 to Tallgrass Energy GP, LP’s Current Report on Form 8-K filed May 12, 2015).

3.5	Certificate of Formation of Tallgrass GP Holdings, LLC, dated March 28, 2013 (now known as Tallgrass Equity, LLC) (incorporated by reference to Exhibit 3.5 to Tallgrass Energy GP, LP’s Registration Statement on Form S-1 filed February 24, 2015).

3.6	Certificate of Amendment to Certificate of Formation of Tallgrass GP Holdings, LLC, dated February 20, 2015 (now known as Tallgrass Equity, LLC) (incorporated by reference to Exhibit 3.6 to Tallgrass Energy GP, LP’s Registration Statement on Form S-1 filed February 24, 2015).

3.7	Second Amended and Restated Limited Liability Company Agreement of Tallgrass Equity, LLC, dated May 12, 2015 (incorporated by reference to Exhibit 3.7 to Tallgrass Energy GP, LP’s Quarterly Report on Form 10-Q filed on June 18, 2015).

3.8	Certificate of Limited Partnership of Tallgrass MLP, LP, dated as of February 6, 2013 (now known as Tallgrass Energy Partners, LP) (incorporated by reference to Exhibit 3.1 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.9	Certificate of Amendment to Certificate of Limited Partnership of Tallgrass MLP, LP, dated as of February 7, 2013 (now known as Tallgrass Energy Partners, LP) (incorporated by reference to Exhibit 3.2 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.10	Amended and Restated Agreement of Limited Partnership of Tallgrass Energy Partners, LP, dated as of May 17, 2013 (incorporated by reference to Exhibit 3.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

3.11	Certificate of Formation of Tallgrass MLP GP, LLC, dated as of February 6, 2013 (incorporated by reference to Exhibit 3.4 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.12	Second Amended and Restated Limited Liability Company Agreement of Tallgrass MLP GP, LLC dated May 17, 2013 (incorporated by reference to Exhibit 3.4 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

3.13	Amendment No. 1, dated February 19, 2015, to Second Amended and Restated Limited Liability Company Agreement of Tallgrass MLP GP, LLC, dated May 17, 2013 (incorporated by reference to Exhibit 3.8 to Tallgrass Energy Partners, LP’s Annual Report on Form 10-K/A filed on June 6, 2015).

4.1	Specimen certificate representing Class A shares (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1/A filed April 17, 2015).

4.2	Registration Rights Agreement dated May 12, 2015, by and among Tallgrass Energy GP, LP and the other parties signatory thereto (incorporated by reference to Exhibit 4.2 to the Quarterly Report on Form 10-Q filed June 18, 2015).

5.1††	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered.

8.1††	Opinion of Baker Botts L.L.P. relating to tax matters.

23.1†	Consent of PricewaterhouseCoopers LLP.

23.2†	Consent of PricewaterhouseCoopers LLP.

23.3††	Consent of Baker Botts L.L.P. (contained in Exhibits 5.1 and 8.1).

24.1††	Power of Attorney

*	To be filed as an exhibit to a current report on Form 8-K of the registrant.
†	Filed herewith.
††	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Leawood, State of Kansas, on August 8, 2016.

TALLGRASS ENERGY GP, LP

By:	TEGP Management, LLC,
its General Partner

	By:	/s/ Christopher R. Jones
Christopher R. Jones
Secretary, Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Director, President and	August 8, 2016
David G. Dehaemers, Jr.	Chief Executive Officer (Principal Executive Officer)

*	Executive Vice President	August 8, 2016
Gary J. Brauchle	and Chief Financial Officer (Principal Financial Officer)

*	Vice President and Chief Accounting Officer	August 8, 2016
Gary D. Watkins	(Principal Accounting Officer)

*	Director	August 8, 2016
Frank J. Loverro

*	Director	August 8, 2016
Stanley de J. Osborne

*	Director	August 8, 2016
Jeffrey A. Ball

*	Director	August 8, 2016
John T. Raymond

*	Director	August 8, 2016
William R. Moler

*	Director	August 8, 2016
Thomas A. Gerke

*	Director	August 8, 2016
W. Curtis Koutelas

*By:	/s/ Christopher R. Jones
Christopher R. Jones Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Description

1.1*	Form of Underwriting Agreement.

3.1	Certificate of Limited Partnership of Tallgrass Energy GP, LP, dated February 10, 2015 (incorporated by reference to Exhibit 3.1 to Tallgrass Energy GP, LP’s Registration Statement on Form S-1 filed February 24, 2015).

3.2	Amended and Restated Limited Partnership Agreement of Tallgrass Energy GP, LP, dated May 12, 2015 (incorporated by reference to Exhibit 3.1 to Tallgrass Energy GP, LP’s Current Report on Form 8-K filed May 12, 2015).

3.3	Certificate of Formation of TEGP Management, LLC, dated February 10, 2015 (incorporated by reference to Exhibit 3.3 to Tallgrass Energy GP, LP’s Registration Statement on Form S-1 filed February 24, 2015).

3.4	Amended and Restated Limited Liability Company Agreement of TEGP Management, LLC, dated May 12, 2015 (incorporated by reference to Exhibit 3.2 to Tallgrass Energy GP, LP’s Current Report on Form 8-K filed May 12, 2015).

3.5	Certificate of Formation of Tallgrass GP Holdings, LLC, dated March 28, 2013 (now known as Tallgrass Equity, LLC) (incorporated by reference to Exhibit 3.5 to Tallgrass Energy GP, LP’s Registration Statement on Form S-1 filed February 24, 2015).

3.6	Certificate of Amendment to Certificate of Formation of Tallgrass GP Holdings, LLC, dated February 20, 2015 (now known as Tallgrass Equity, LLC) (incorporated by reference to Exhibit 3.6 to Tallgrass Energy GP, LP’s Registration Statement on Form S-1 filed February 24, 2015).

3.7	Second Amended and Restated Limited Liability Company Agreement of Tallgrass Equity, LLC, dated May 12, 2015 (incorporated by reference to Exhibit 3.7 to Tallgrass Energy GP, LP’s Quarterly Report on Form 10-Q filed on June 18, 2015).

3.8	Certificate of Limited Partnership of Tallgrass MLP, LP, dated as of February 6, 2013 (now known as Tallgrass Energy Partners, LP) (incorporated by reference to Exhibit 3.1 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.9	Certificate of Amendment to Certificate of Limited Partnership of Tallgrass MLP, LP, dated as of February 7, 2013 (now known as Tallgrass Energy Partners, LP) (incorporated by reference to Exhibit 3.2 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.10	Amended and Restated Agreement of Limited Partnership of Tallgrass Energy Partners, LP, dated as of May 17, 2013 (incorporated by reference to Exhibit 3.2 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

3.11	Certificate of Formation of Tallgrass MLP GP, LLC, dated as of February 6, 2013 (incorporated by reference to Exhibit 3.4 to Tallgrass Energy Partners, LP’s Registration Statement on Form S-1 filed March 28, 2013).

3.12	Second Amended and Restated Limited Liability Company Agreement of Tallgrass MLP GP, LLC dated May 17, 2013 (incorporated by reference to Exhibit 3.4 to Tallgrass Energy Partners, LP’s Current Report on Form 8-K filed May 17, 2013).

3.13	Amendment No. 1, dated February 19, 2015, to Second Amended and Restated Limited Liability Company Agreement of Tallgrass MLP GP, LLC, dated May 17, 2013 (incorporated by reference to Exhibit 3.8 to Tallgrass Energy Partners, LP’s Annual Report on Form 10-K/A filed on June 6, 2015).

4.1	Specimen certificate representing Class A shares (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1/A filed April 17, 2015).

Exhibit Number	Description

4.2	Registration Rights Agreement dated May 12, 2015, by and among Tallgrass Energy GP, LP and the other parties signatory thereto (incorporated by reference to Exhibit 4.2 to the Quarterly Report on Form 10-Q filed June 18, 2015).

5.1††	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered.

8.1††	Opinion of Baker Botts L.L.P. relating to tax matters.

23.1†	Consent of PricewaterhouseCoopers LLP.

23.2†	Consent of PricewaterhouseCoopers LLP.

23.3††	Consent of Baker Botts L.L.P. (contained in Exhibits 5.1 and 8.1).

24.1††	Power of Attorney.

*	To be filed as an exhibit to a current report on Form 8-K of the registrant.
†	Filed herewith.
††	Previously filed.